================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)   July 27, 1999
                                                          ----------------------

        ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling Agreement, dated as of July 1, 1999 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Resecuritization Pass-Through Certificates Series 1999-RS1)


                          ABN AMRO MORTGAGE CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         333-57027-04                                     36-3886007
--------------------------------           ------------------------------------
   (Commission File Number)                 (I.R.S. Employer Identification No.)


181 West Madison Street, Chicago, Illinois                   60602
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                 (Zip Code)


                                 (248) 643-2530
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


================================================================================






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ITEM 5. OTHER EVENTS.

        On July 30, 1999, the Registrant caused the issuance and sale of approximately $47,753,042 initial principal amount of Resecuritization Pass-Through Certificates, Series 1999-RS1 (the "Certificates") pursuant to a Pooling Agreement dated as of July 1, 1999, among ABN AMRO Mortgage Corporation, as depositor, and The First National Bank of Chicago, as trustee.

        In connection with the sale of the Certificates, the Registrant is filing a copy of the opinion letter issued by Mayer, Brown & Platt with respect to legality and tax matters.




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


         ITEM 601(a) OF
         REGULATION S-K
         EXHIBIT NO.             DESCRIPTION
         -----------            ------------

                  5.1           Opinion Letter re: legality
                  8.1           Opinion Letter re: tax matters (included as part of
                                Exhibit 5.1)


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ABN AMRO MORTGAGE CORPORATION
                                            (Registrant)




Dated: July 30, 1999              By:         /s/ Maria Fregosi
                                     -------------------------------------
                                     Name:       Maria Fregosi
                                     Title:      Vice President






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                                INDEX OF EXHIBITS


        ITEM 601(a) OF                     SEQUENTIALLY
        REGULATION S-K                     NUMBERED
        EXHIBIT NO.                        DESCRIPTION
        -----------                        -----------
        5.1                                Opinion Letter re: legality
        8.1                                Opinion Letter re: tax
                                           matters (included as Part of
                                           Exhibit 5.1)
